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                                  EXHIBIT 99.4

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The information contained herein is furnished to you solely by Greenwich Capital
Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.
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DEAL NAME HERE

  *** PLEASE FILL IN THE WAL'S & WINDOWS FOR THE BOTTOM 4 SCENARIOS (ONLY) ***

                               CLASS AF5, AAA/AAA
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
NO PREPAY STRESS                            FWD LIBOR

       PREPAY ASSUMPTIONS        0.50x Base Case         1.00x Base Case               2.00x Base Case        3.00x Base Case
    ---------------------       -----------------       -------------------         -------------------      -------------------
please drop the no advance stresses and run the 40/60 loss at fwd libor and fwd libor +200..

LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS
% Cum Loss Yield Break                 28.42%                 26.11%                        23.38%                    25.80%
  CDR - Yield Break                    29.21                  41.48                         59.46                     89.83
% Cum Loss 1st $ Principal Loss        28.42%                 25.91%                       27.63%                    27.70%
CDR - 1st $ Principal Loss             29.02                  40.8                          76.32                    94.45


LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS
% Cum Loss Yield Break                 32.11%                 27.19%                       17.26%                   24.91%
  CDR - Yield Break                    15.07                  21.06                        22.68                     57.24
% Cum Loss 1st $ Principal Loss        31.92%                 27.07%                      27.03%                    27.60%
CDR - 1st $ Principal Loss             14.9                   20.92                        40.8                      64.17


            Average Life:              11.12                  5.87                         2.74                      1.85
           Window (Dates):       07/25/2013 - 10/25/2035  12/25/2009 - 01/25/2029   01/25/2008 - 06/25/2011  05/25/2007 - 04/25/2009


                                                                                   CLASS AF5, AAA/AAA
                                   FWD LIBOR + 200
                                   0.50x Base Case        1.00x Base Case          2.00x Base Case           3.00x Base Case
LOSS SEVERITY: 40%
RECOVERY DELAY: 12 MONTHS
% Cum Loss Yield Break                 28.88%                 26.30%                   23.39%                   25.80%
  CDR - Yield Break                    30.54                  42.13                    59.47                    89.83
% Cum Loss 1st $ Principal Loss        28.82%                 26.12%                   27.63%                   27.70%
CDR - 1st $ Principal Loss             30.37                  41.5                     76.32                    94.45


LOSS SEVERITY: 60%
RECOVERY DELAY: 12 MONTHS
% Cum Loss Yield Break                 33.19%                 27.60%                 17.22%                     24.88%
CDR - Yield Break                      16.06                  21.57                  22.61                      57.18
% Cum Loss 1st $ Principal Loss        33.03%                 27.49%                 27.05%                     27.60%
CDR - 1st $ Principal Loss             15.90                  21.43                  40.84                      64.16


     Average Life:                     9.55                   5.51                     2.74                      1.85
     Window (Dates):             12/25/2012 - 04/25/2019  12/25/2009 - 12/25/2015  01/25/2008 - 11/25/2010   05/25/2007 - 04/25/2009

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